UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 30, 2017

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CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

Capricor, Inc. (“Capricor”), a wholly-owned subsidiary of Capricor Therapeutics, Inc. (the “Company”) entered into a Collaboration Agreement and License Option on December 27, 2013 (the “Agreement”) with Janssen Biotech, Inc. (“Janssen”), a wholly-owned subsidiary of Johnson & Johnson. Under the terms of the Agreement, Capricor and Janssen agreed to collaborate on a CMC Development Plan for the manufacturing of Capricor’s CDC cells and CDC products for cardiovascular applications, including its lead product, CAP-1002.

On June 30, 2017, Capricor was informed by Janssen that it will not be exercising its exclusive option right to exploit CAP-1002 as well as certain allogeneic cardiospheres and cardiosphere-derived cells in the field of cardiology. Capricor will retain full rights to CAP-1002 in all indications as a result of this decision. Capricor will also have an irrevocable, fully paid-up non-exclusive license under patents controlled by Janssen utilized in the production of the clinical trial materials manufactured pursuant to the CMC development plan between Capricor and Janssen and a non-exclusive perpetual license to publish, disclose and use the information of Janssen that was utilized in the production of the clinical trial materials manufactured pursuant to the CMC development plan.

Item 7.01.	Regulation FD Disclosure.

On July 6, 2017, the Company issued a press release regarding the termination of the Agreement and announcing that Capricor will retain full rights to CAP-1002 in all indications as a result of this termination. A copy of the press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1       Press Release, titled “Capricor Therapeutics Retains Full Rights to CAP-1002 as Janssen Biotech, Inc. Decides Not to Exercise Option”, dated July 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: July 6, 2017	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer